SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 3, 2004

KNOLOGY, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-32647 (Commission File Number)	58-2424258 (IRS Employer Identification No.)

1241 O. G. Skinner Drive, West Point, Georgia 31833

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (706) 645-8553

Item 5.	Other Events and Required FD Disclosure.

On March 3, 2004, Knology, Inc. issued a press release announcing that, in light of current market conditions, it is withdrawing its proposed private offering of senior notes. A copy of this press release is filed herewith as Exhibit 99.1 and incorporated by reference herein.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit Number	Exhibit Description
99.1	Press Release, dated March 3, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KNOLOGY, INC.

Date: March 3, 2004	By:	/s/ Chad S. Wachter

Chad S. Wachter Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	Press Release, dated March 3, 2004.